UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1

TO

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 9, 2012

LAKELAND BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey	000-17820	22-2953275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Oak Ridge Road, Oak Ridge, New Jersey		07438
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (973) 697-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

(d) As previously reported in the 8-K filed by Lakeland Bancorp, Inc. (the “Company”) with the SEC on May 10, 2012 reporting the results of voting at the 2012 annual meeting of shareholders (held on May 9, 2012), with respect to the advisory (non-binding) vote on how often the Company will conduct an advisory vote on executive compensation, the greatest number of votes were voted in favor of holding such an advisory vote every year. As indicated in the Company’s proxy statement pertaining to the 2012 annual meeting, the Company’s Board of Directors believes that an advisory vote to approve executive officer compensation should occur annually, and the Board recommended that shareholders vote for annual shareholder advisory votes regarding executive compensation. The Company hereby confirms its decision to hold shareholder votes on executive compensation each year. This is consistent with both the shareholder vote at the 2012 annual meeting and the Board’s recommendation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND BANCORP, INC.

By:	/s/ Timothy J. Matteson
	Name:	Timothy J. Matteson
	Title:	Executive Vice President, General Counsel and Corporate Secretary

Dated: October 11, 2012